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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 1997



                                  GENESCO INC.
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             (Exact name of registrant as specified in its charter)


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
                 Tennessee                                       1-3083                          62-0211430
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(State or other jurisdiction of incorporation)           (Commission File Number)             (I.R.S. Employer
                                                                                             Identification No.)
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Genesco Park, 1415 Murfreesboro Road, Nashville, TN                 37202
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     (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 367-7000



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           Other Events
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     On June 13, 1997, Genesco, Inc. (the "Company") issued a total of 575,495 shares (the "Shares") of its Common Stock, par value $1.00 per share, in settlement of certain litigation (Michael Miller, as Executor of the Estate of David Evins, et al. v. Genesco Inc., William S. Wire II and James S. Gulmi, Federal District Court, Southern District of New York) that arose in connection with the exchange of certain shares of various series of the Company's preferred stock in 1988. The Shares were sold by the plaintiffs in a block sale to Goldman Sachs & Co. and Equitable Securities Corp.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GENESCO INC.


Date: June 13, 1997     By: /s/ Roger G. Sisson
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                            Roger G. Sisson, Esq., Secretary and General Counsel








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